LRO # 12 **Charge/Mortgage**

The applicant(s) hereby applies to the Land Registrar.

Receipted as CE634604 on 2014 11 03 at 09.37

yyyy mm dd Page 1 of 2

Properties

PIN	75014 - 0053 LT	*Interest/Estate*	Fee Simple
Description	PT N1/2 LT 2 CON NMR MAIDSTONE AS IN R1427725; LAKESHORE		
Address	135 NORTH REAR ROAD MAIDSTONE		

Chargor(s)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name CEN BIOTECH INC.

Address for Service 20 North Rear Road
Lakeshore Ont.
N0R 1K0

I, Bill Chaaban, President, have the authority to bind the corporation.

This document is not authorized under Power of Attorney by this party.

Chargee(s) *Capacity* *Share*

Name CHAABAN, HAHIGE BASSEM

Address for Service 32787 Stephenson Highway
Madison Heights, MI
48071

Statements

Schedule: See Schedules

Provisions

Principal	$ 691,483.89	*Currency*	CDN
Calculation Period	semi annually not in advance		
Balance Due Date	2017/10/31		
Interest Rate	12.0%		
Payments	$ 22,871.68		
Interest Adjustment Date	2014 10 31		
Payment Date	monthly		
First Payment Date	2014 11 30		
Last Payment Date	2017 10 31		
Standard Charge Terms	200033		
Insurance Amount	full insurable value		
Guarantor			

LRO # 12 Charge/Mortgage

The applicant(s) hereby applies to the Land Registrar.

Receipted as CE634604 on 2014 11 03 at 09:37

yyyy mm dd Page 2 of 2

Additional Provisions

Cen Boitech Inc ., a division Creative Edge Nutrition Inc.

LOAN AGREEMENT attached

PREPAYMENT CLAUSE

AND PROVIDED that the Mortgagor shall have the privilege when not in arrears on any monthly payment date, of prepaying the entire mortgage principal or any part thereof without notice or bonus.

ACCELERATION CLAUSE

IT IS UNDERSTOOD AND AGREED that should the mortgagor sell, assign or transfer their interest in the said lands and premises or should the mortgagor or either of them, become bankrupt or make an assignment or arrangement for the benefit of creditors, then the full balance owing thereunder at that time shall at the option of the mortgagee become immediately due and payable.

Signed By

John Lawrence Deziel — +531 Notre Dame, Belle River, N0R 1A0 — acting for Chargor(s) — First Signed 2014 11 03

Tel 519-728 2000
Fax 519-728-4599

John Lawrence Deziel — +531 Notre Dame, Belle River N0R 1A0 — acting for Chargor(s) — Last Signed 2014 11 03

Tel 519-728-2000
Fax 519-728 4599

I have the authority to sign and register the document on behalf of the Chargor(s).

Submitted By

JOHN L. DEZIEL LAW FIRM — +531 Notre Dame, Belle River, N0R 1A0 — 2014 11 03

Tel 519-728-2000
Fax 519-728-4599

Fees/Taxes/Payment

Statutory Registration Fee	$60.00
Total Paid	$60.00

File Number

Chargor Client File Number : 8921

LOAN AGREEMENT and OPTION TO PURCHASE

THIS AGREEMENT made in duplicate as of October 31, 2014.

BETWEEN:

BILL CHAABAN

(the "Lender")

- and -

CEN BIOTECH INC.
a division of Creative Edge Nutrition Inc.

(the "Borrower")

WHEREAS the Lender has agreed to lend monies to the Borrowers which have been secured by Promissory Notes.

WHEREAS there is also unpaid monies for salaries owed to the Lender by the Borrower.

WHEREAS there is also other monies advanced by the Lender to the Borrower.

THEREFORE in consideration of the total amount of monies owing to the Lender the Parties agree to the following:

1. The Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender the sum of TWO MILLION AND TWELVE THOUSAND DOLLARS ($2,012,000.00) of lawful money of United States Dollars (the "Principal Sum").

2. The Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender the sum of SIX HUNDRED AND NINETY ONE THOUSAND FOUR HUNDRED EIGHTY THREE DOLLARS AND EIGHTY NINE CENTS ($691,483.89) of lawful money of Canada (the "Principal Sum").

3. The Borrower and Lender agree that the interest on the mortgages shall be TWELVE (12%) interest on the outstanding portion of the Principal Sum.

4. The Borrower and Lender agree that the interest on the promissory notes shall be TEN (10%) interest on the outstanding portion of the Principal Sum.

5. The Borrower agrees to repay to the Lender at its head office at 32787 Stephenson Highway, Madison Heights, Michigan, 48071, or at any

other place as the Lender may direct, the Principal Sum and interest set out as follows:

6. On the happening of any of the following events of default, the Lender may, at its option, require the unpaid balance of the Principal Sum together with all interest accrued to become immediately due and payable:

(a) In the event that the Borrower fails to make any of the principal payments as may be demanded by the Lender;

(b) In the event that the Borrower should breach any agreement entered into between the Lender and the Borrower;

(c) In the event that the Borrower should become bankrupt or insolvent or should the Borrower be subject to the provisions of the *Bankruptcy and Insolvency Act*, R.S.C. 1985, c. B-3, or any other Act for the benefit of creditors or should the Borrower go into liquidation either voluntarily or under an order of a court of competent jurisdiction or make a general assignment for the benefit of its creditors or otherwise acknowledge its insolvency;

(d) In the event that the Borrower should suspend or fail to carry on and continuously conduct its business;

(e) In the event that the Borrower should default in the payment of moneys to any other creditor who has supplied credit to the Borrower's business;

(f) In the event that the Lender in good faith believes that the prospect of payment or performance by the Borrower of its obligations under this Agreement is impaired or that any collateral provided to the Lender as security for payment of any obligations of the Borrower to the Lender is in danger of being impaired, lost, damaged or confiscated.

7. On the happening of an event of default, the Lender shall have the right without any further demand or notice whatsoever to exact payments of all amounts whatsoever then outstanding and owing or to become owing by the Borrower to the Lender under any other agreement made between the Lender and the Borrower.

8. The Borrower and Lender agree that this Loan Agreement is given as Collateral Security to the Promissory Notes and the Mortgages/Charges registered on title.

OPTION TO PURCHASE

The Parties hereby agree that the Lender shall be given an Option to Purchase the property at 135 North Rear Road, Maidstone Ont., more particularly described as Part of the North half of Lot 2, Concession NMR as in R1427725, Lakeshore.

The Term of the Option shall be the duration of time wherein the Mortgages/Charges are registered on the property as noted above.

In event of default, the Lender may, at his option alone, purchase the subject property for, and in consideration of the unpaid balance of all mortgages /charges registered between the Parties, against the subject real property.

Provided further, that in the event the amounts owing by the Borrower to the Lender are greater than the fair market value of the subject property as may be determined by a Letter of Opinion obtained from a reputable realtor, any balance shall remain due and payable by the Borrower to the Lender.

During the duration of any mortgages/charges between the Parties, the Borrower herein, hereby grants an irrevocable continuing Power of Attorney for Property, wherein the Lender is appointed by a Power of Attorney document as attorney to sign on its behalf all necessary documents in order to transfer the subject property in accordance with the said Option to Purchase described herein.

IN WITNESS THEREOF the party of the first has hereunto affixed its Corporate seal, attested by the hands of its authorized officers in that behalf, and the party of the second part has hereunto set his hand and seal, as of the date first written above.

CEN BIOTECH INC., a division of
Creative Edge Nutrition

per: Bill Chaaban, President, Borrower
I have authority to bind the Company

Bill Chaaban, Lender

LRO # 12 **Charge/Mortgage**

The applicant(s) hereby applies to the Land Registrar.

Receipted as CE634603 on 2014 11 03 at 00:37

yyyy mm dd

Properties

PIN	75014 - 0053 LT	*Interest/Estate*	Fee Simple
Description	PT N1/2 L1 2 CON NMR MAIDSTONE AS IN R1427725; LAKESHORE		
Address	135 NORTH REAR ROAD MAIDSTONE		

Chargor(s)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name	CEN BIOTECH INC.
Address for Service	20 North Rear Rd. Lakeshore Ont. N0R 1K0

I, Bill Chaaban, President, have the authority to bind the corporation.

This document is not authorized under Power of Attorney by this party.

Chargee(s) — *Capacity* — *Share*

Name	CHAABAN, BAHIGE BASSEM
Address for Service	32787 Stephenson Highway Madison Heights MI 48071

Statements

Schedule: See Schedules

Provisions

Principal	$ 2,012,000.00	*Currency*	US
Calculation Period	semi annually not in advance		
Balance Due Date	2017/10/31		
Interest Rate	12.0%		
Payments	$ 66,549.38		
Interest Adjustment Date	2014 10 31		
Payment Date	monthly		
First Payment Date	2014 11 30		
Last Payment Date	2017 10 31		
Standard Charge Terms	200033		
Insurance Amount	full insurable value		
Guarantor			

LRO # 12 Charge/Mortgage

Receipted as CE634603 on 2014 11 03 at 09:37

The applicant(s) hereby applies to the Land Registrar.

yyyy mm dd Page 2 of 5

Additional Provisions

Cen Boitech Inc ., a division Creative Edge Nutrition Inc.

LOAN AGREEMENT attached

PREPAYMENT CLAUSE

AND PROVIDED that the Mortgagor shall have the privilege when not in arrears on any monthly payment date, of prepaying the entire mortgage principal or any part thereof without notice or bonus.

ACCELERATION CLAUSE

IT IS UNDERSTOOD AND AGREED that should the mortgagor sell, assign or transfer their interest in the said lands and premises or should the mortgagor or either of them, become bankrupt or make an assignment or arrangement for the benefit of creditors, then the full balance owing thereunder at that time shall at the option of the mortgagee become immediately due and payable.

Signed By

John Lawrence Deziel | +531 Notre Dame, Belle River, N0R 1A0 | acting for Chargor(s) | First Signed 2014 11 03

Tel 519-728-2000

Fax 519 728-4599

John Lawrence Deziel | +531 Notre Dame, Belle River N0R 1A0 | acting for Chargor(s) | Last Signed 2014 11 03

Tel 519-728-2000

Fax 519-728-4599

I have the authority to sign and register the document on behalf of the Chargor(s)

Submitted By

JOHN L. DEZIEL LAW FIRM | +531 Notre Dame, Belle River, N0R 1A0 | 2014 11 03

Tel 519-728-2000

Fax 519-728-4599

Fees/Taxes/Payment

Statutory Registration Fee	$60.00
Total Paid	$60.00

File Number

Chargor Client File Number : 8921

LOAN AGREEMENT and OPTION TO PURCHASE

THIS AGREEMENT made in duplicate as of October 31, 2014.

B E T W E E N:

BILL CHAABAN

(the "Lender")

- and -

CEN BIOTECH INC.
a division of Creative Edge Nutrition Inc.

(the "Borrower")

WHEREAS the Lender has agreed to lend monies to the Borrowers which have been secured by Promissory Notes.

WHEREAS there is also unpaid monies for salaries owed to the Lender by the Borrower.

WHEREAS there is also other monies advanced by the Lender to the Borrower.

THEREFORE in consideration of the total amount of monies owing to the Lender the Parties agree to the following:

1. The Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender the sum of TWO MILLION AND TWELVE THOUSAND DOLLARS ($2,012,000.00) of lawful money of United States Dollars (the "Principal Sum").

2. The Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender the sum of SIX HUNDRED AND NINETY ONE THOUSAND FOUR HUNDRED EIGHTY THREE DOLLARS AND EIGHTY NINE CENTS ($691,483.89) of lawful money of Canada (the "Principal Sum").

3. The Borrower and Lender agree that the interest on the mortgages shall be TWELVE (12%) interest on the outstanding portion of the Principal Sum.

4. The Borrower and Lender agree that the interest on the promissory notes shall be TEN (10%) interest on the outstanding portion of the Principal Sum.

5. The Borrower agrees to repay to the Lender at its head office at 32787 Stephenson Highway, Madison Heights, Michigan, 48071, or at any

other place as the Lender may direct, the Principal Sum and interest set out as follows:

6. On the happening of any of the following events of default, the Lender may, at its option, require the unpaid balance of the Principal Sum together with all interest accrued to become immediately due and payable:

(a) In the event that the Borrower fails to make any of the principal payments as may be demanded by the Lender;

(b) In the event that the Borrower should breach any agreement entered into between the Lender and the Borrower;

(c) In the event that the Borrower should become bankrupt or insolvent or should the Borrower be subject to the provisions of the *Bankruptcy and Insolvency Act,* R.S.C. 1985, c. B-3, or any other Act for the benefit of creditors or should the Borrower go into liquidation either voluntarily or under an order of a court of competent jurisdiction or make a general assignment for the benefit of its creditors or otherwise acknowledge its insolvency;

(d) In the event that the Borrower should suspend or fail to carry on and continuously conduct its business;

(e) In the event that the Borrower should default in the payment of moneys to any other creditor who has supplied credit to the Borrower's business;

(f) In the event that the Lender in good faith believes that the prospect of payment or performance by the Borrower of its obligations under this Agreement is impaired or that any collateral provided to the Lender as security for payment of any obligations of the Borrower to the Lender is in danger of being impaired, lost, damaged or confiscated.

7. On the happening of an event of default, the Lender shall have the right without any further demand or notice whatsoever to exact payments of all amounts whatsoever then outstanding and owing or to become owing by the Borrower to the Lender under any other agreement made between the Lender and the Borrower.

8. The Borrower and Lender agree that this Loan Agreement is given as Collateral Security to the Promissory Notes and the Mortgages/Charges registered on title.

OPTION TO PURCHASE

The Parties hereby agree that the Lender shall be given an Option to Purchase the property at 135 North Rear Road, Maidstone Ont., more particularly described as Part of the North half of Lot 2, Concession NMR as in R1427725, Lakeshore.

The Term of the Option shall be the duration of time wherein the Mortgages/Charges are registered on the property as noted above.

In event of default, the Lender may, at his option alone, purchase the subject property for, and in consideration of the unpaid balance of all mortgages /charges registered between the Parties, against the subject real property.

Provided further, that in the event the amounts owing by the Borrower to the Lender are greater than the fair market value of the subject property as may be determined by a Letter of Opinion obtained from a reputable realtor, any balance shall remain due and payable by the Borrower to the Lender.

During the duration of any mortgages/charges between the Parties, the Borrower herein, hereby grants an irrevocable continuing Power of Attorney for Property, wherein the Lender is appointed by a Power of Attorney document as attorney to sign on its behalf all necessary documents in order to transfer the subject property in accordance with the said Option to Purchase described herein.

IN WITNESS THEREOF the party of the first has hereunto affixed its Corporate seal, attested by the hands of its authorized officers in that behalf, and the party of the second part has hereunto set his hand and seal, as of the date first written above.

CEN BIOTECH INC., a division of Creative Edge Nutrition

per: Bill Chaaban, President, Borrower
I have authority to bind the Company

Bill Chaaban, Lender